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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 16, 2008

ALR Technologies Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

3350 Riverwood Pkwy
Suite 1900
Atlanta, Georgia 30339
(Address of principal executive offices and Zip Code)

(678) 881-1418
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION
                       ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 16, 2008, Stanley Cruitt resigned as our president and was appointed chairman of the board of directors. On the same date, Sidney Chan, resigned as chairman of the board of directors and was appointed president. Mr. Cruitt continues to retain his position as a member of the board of directors. Mr. Chan continues to retain his positions as principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer and a member of the board of directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 16th day of June 2008.

ALR TECHNOLOGIES INC.

BY:   SIDNEY CHAN
         Sidney Chan
         Principal Executive Officer